Final                                                             11/04/2025

Financial Supplement
Third Quarter 2025

This document is a statistical supplement to Aflac’s quarterly earnings release. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.
The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. In conjunction with the adoption of LDTI, the Company changed its practice of recording the change in the deferred profit liability (DPL) on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation has no impact on net earnings. All quarterly and annual amounts for 2021 and 2022 presented herein reflect these changes for LDTI and DPL.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

	Share Data
	(In Thousands)

[1]				Shares Issued		Shares Purchased			QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Period	Beginning Shares Outstanding	Stk. Bon. & DRP	Stk. Opt. & Misc.	Treas. Shares	Misc. Purch. (1)	Ending Shares Outstanding	Avg. Shares	Dilutive Shares	Avg. Diluted	Avg. Shares	Dilutive Shares	Avg. Diluted

	2023	1	615,256	239	1,152	10,348	347	605,952	611,205	2,745	613,950	611,205	2,745	613,950
		2	605,952	259	225	10,461	6	595,969	600,742	2,187	602,929	605,945	2,466	608,411
		3	595,969	210	115	9,390	7	586,897	591,246	2,350	593,596	600,991	2,427	603,419
		4	586,897	191	94	8,698	5	578,479	581,876	3,005	584,881	596,173	2,572	598,745

	2024	1	578,479	212	1,320	9,276	457	570,278	574,886	2,596	577,482	574,886	2,596	577,482
		2	570,278	217	186	9,288	24	561,369	564,573	2,265	566,838	569,730	2,430	572,160
		3	561,369	165	75	4,882	10	556,717	557,899	2,515	560,414	565,757	2,459	568,216
		4	556,717	156	77	6,982	4	549,964	552,767	2,716	555,483	562,492	2,523	565,015

	2025	1	549,964	173	1,251	8,497	398	542,493	544,707	2,171	546,878	544,707	2,171	546,878
		2	542,493	193	42	7,916	4	534,809	536,688	1,737	538,425	540,676	1,954	542,630
		3	534,809	171	66	9,331	5	525,710	530,050	1,965	532,015	537,095	1,957	539,052

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

	Summary of Adjusted Results by Business Segment
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change

	Aflac Japan	$3,263	$3,755	$3,281	$3,234	$3,494	$1,073	$1,216	13.3%	$2,747	$2,728	(0.7)%
	Aflac U.S.	1,268	1,356	1,359	1,501	1,419	350	375	7.1	1,089	1,121	2.9
[1]	Corporate and other (1)	(115)	(293)	(218)	(425)	32	15	69		36	132
	Pretax adjusted earnings	4,416	4,819	4,422	4,310	4,945	1,438	1,660	15.4	3,872	3,981	2.8
	Income taxes (1)	864	893	808	577	873	227	333	46.7	665	791	18.9
[2]	Adjusted earnings (2)	3,552	3,925	3,614	3,733	4,072	1,211	1,327	9.6	3,207	3,190	(0.5)

	Reconciling items:
	Adjusted net investment gains (losses)	(229)	462	447	914	1,495	(1,347)	335		411	(966)
	Other and non-recurring income (loss)	(28)	(73)	1	39	(23)	—	(1)		(1)	(54)
[3]	Income tax benefit (expense) on items excluded from adjusted earnings (3)	72	(83)	357	(26)	(101)	43	(22)		(76)	97
[4]	Tax valuation allowance release (4)	1,411	—	—	—	—	—	—		—	—
	Net earnings	$4,778	$4,231	$4,418	$4,659	$5,443	$(93)	$1,639	1,862.4%	$3,541	$2,267	(36.0)%

	Effective Tax rate	(14.9)%	18.7%	9.3%	11.5%	15.2%	201.8%	17.8%		17.3%	23.4%

	Earnings per share of common stock:
	Net earnings (basic)	$6.69	$6.28	$6.96	$7.81	$9.68	$(0.17)	$3.09	1,917.6	$6.26	$4.22	(32.6)%
	Net earnings (diluted)	6.67	6.25	6.93	7.78	9.63	(0.17)	3.08	1,911.8	6.23	4.21	(32.4)

	Adjusted earnings (basic) (2)	$4.98	$5.83	$5.69	$6.26	$7.24	$2.17	$2.50	15.2%	$5.67	$5.94	4.8%
	Adjusted earnings (diluted) (2)	4.96	5.80	5.67	6.23	7.21	2.16	2.49	15.3	5.64	5.92	5.0
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $6 and $57 for the three-month periods and $22 and $119 for the nine-month periods ended September 30, 2025, and 2024, respectively, is included as a reduction to net investment income. Tax credits on these investments of $7 and $78 for the three-month periods and $24 and$142 for the nine-month periods ended September 30, 2025, and 2024, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Primarily reflects release of $452 in deferred taxes in 2022.
(4) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

	Consolidated Statements of Earnings - U.S. GAAP
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	$18,955	$17,305	$15,025	$14,318	$13,562	$3,360	$3,413		$10,193	$10,371
	Assumed (ceded)	(333)	(210)	(124)	(195)	(122)	(32)	(41)		(84)	(148)
[1]	Total net earned premiums (1)	18,622	17,095	14,901	14,123	13,440	3,328	3,372	1.3%	10,109	10,223	1.1%
	Net investment income	3,638	3,818	3,656	3,811	4,116	1,006	1,067	6.1	3,100	3,103	0.1
	Net investment gains (losses)	(270)	468	363	590	1,271	(1,408)	275		239	(1,109)
	Other income	157	173	220	177	100	23	26		76	81
	Total revenues	22,147	21,554	19,140	18,701	18,927	2,949	4,740	60.7	13,524	12,298	(9.1)

	Benefits and Claims:
	Benefits and claims, net:
	Incurred claims -direct	9,364	8,949	8,271	8,005	8,281	2,064	2,216		6,248	6,739
	Incurred claims -assumed (ceded)	(296)	(147)	(108)	(177)	(95)	(22)	(40)		(57)	(135)
[2]	Increase in FPB -direct (2)	2,707	1,819	888	594	(184)	(40)	(165)		(147)	(560)
	Increase in FPB -assumed (ceded) (2)	21	3	51	172	5	1	5		(2)	5
	Total net benefits and claims, excluding reserve remeasurement	N/A	10,623	9,102	8,594	8,008	2,003	2,016		6,042	6,049
	Reserve remeasurement (gain) loss	N/A	(147)	(215)	(383)	(558)	(408)	(580)		(515)	(658)
	Total net benefits and claims	11,796	10,476	8,887	8,211	7,450	1,595	1,436	(10.0)	5,527	5,391	(2.5)

	Acquisition and operating expenses:
[3]	Amortization of DAC (3)	1,214	835	792	816	851	214	218		638	655
	Insurance commissions	1,316	1,256	1,117	1,052	998	251	254		751	745
	Insurance expenses	3,420	3,541	3,249	3,165	3,014	747	781		2,179	2,387
	Interest expense	242	238	226	195	197	50	57		147	159
	Total acquisition and operating expenses	6,192	5,870	5,384	5,228	5,060	1,262	1,310	3.8	3,715	3,946	6.2
	Total benefits and expenses	17,988	16,346	14,271	13,439	12,510	2,857	2,746	(3.9)	9,242	9,337	1.0

	Pretax earnings	4,159	5,208	4,869	5,262	6,417	92	1,994		4,282	2,961

[4]	Income tax expense (benefit) (4)	(619)	977	451	603	974	185	355		741	694

	Net earnings	$4,778	$4,231	$4,418	$4,659	$5,443	$(93)	$1,639	1,862.4%	$3,541	$2,267	(36.0)%
(1) Includes a gain (loss) of $(55) and $(75) for the three-month periods and $(55) and $(80) for the nine-month periods ended September 30, 2025 and 2024, respectively, related to remeasurement of the deferred profit liability for limited- payment contracts.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $452 in deferred taxes in 2022.

Aflac Incorporated and Subsidiaries

	Analysis of Net Earnings and Net Earnings Per Diluted Share
	(In Millions, except for per-share data)

		Period	Net Earnings	Net Investment Gains (Losses) (1)	Other and Non- Recurring Items (1)(3)	Foreign Currency Impact (2)	Net Earnings Per Share	Net Investment Gains (Losses) (1)	Other and Non-Recurring Items Per Share (1)(3)	Foreign Currency Impact Per Share (2)

[1]		2020	$4,778	$(181)	$1,407	$31	$6.67	$(0.25)	$1.96	$0.04
[2]		2021	4,231	365	(59)	(42)	6.25	0.54	(0.09)	(0.06)
		2022	4,418	803	1	(262)	6.93	1.26	—	(0.41)
[3]		2023	4,659	896	31	(113)	7.78	1.50	0.05	(0.19)
		2024	5,443	1,389	(18)	(103)	9.63	2.46	(0.03)	(0.18)

	2023	1	1,188	235	—	(41)	1.94	0.38	—	(0.07)
		2	1,634	653	28	(25)	2.71	1.08	0.05	(0.04)
		3	1,569	472	2	(33)	2.64	0.80	—	(0.06)
		4	268	(464)	—	(14)	0.46	(0.79)	—	(0.02)

	2024	1	1,879	920	(2)	(44)	3.25	1.59	—	(0.08)
		2	1,755	720	—	(37)	3.10	1.27	—	(0.07)
		3	(93)	(1,304)	—	(16)	(0.17)	(2.33)	—	(0.03)
		4	1,902	1,054	(17)	(6)	3.42	1.90	(0.03)	(0.01)

	2025	1	29	(835)	(42)	(8)	0.05	(1.53)	(0.08)	(0.01)
		2	599	(358)	—	23	1.11	(0.66)	—	0.04
		3	1,639	313	(1)	1	3.08	0.59	—	—
(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact
(3) Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

	Consolidated Balance Sheets
	(In Millions, except per-share data)

		December 31,					September 30,
		2020	2021	2022	2023	2024	2024	2025
	Assets:
	Investments and cash:
	Securities available for sale:
	Fixed maturity securities available for sale, at fair value	$101,286	$94,206	$71,936	$69,578	$61,841	$68,261	$63,584
	Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	4,596	4,490	3,805	3,712	3,428	4,031	3,692
	Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	24,464	22,000	19,056	17,819	15,966	17,698	16,955
	Equity securities, at fair value	1,283	1,603	1,091	1,088	796	808	885
	Commercial mortgage and other loans, net of allowance for credit losses	10,554	11,786	13,496	12,527	10,869	11,544	10,137
	Other investments	2,429	3,842	4,070	4,530	5,958	7,647	7,495
	Cash and cash equivalents	5,141	5,051	3,943	4,306	6,229	5,612	6,768
	Total investments and cash	149,753	142,978	117,397	113,560	105,087	115,601	109,516

[1]	Receivables, net of allowance for credit losses (1)	778	672	647	848	779	814	852
	Accrued investment income	780	737	745	731	710	696	702
	Deferred policy acquisition costs	10,441	9,848	9,239	9,132	8,758	9,232	9,216
	Property and equipment, net	601	538	530	445	387	421	367
[2]	Other assets, net of allowance for credit losses (1)(2)	2,733	3,377	3,180	2,008	1,845	1,678	1,653
	Total assets	$165,086	$158,150	$131,738	$126,724	$117,566	$128,442	$122,306

	Liabilities and Shareholders' Equity:
	Liabilities:
	Total policy liabilities	$114,391	$126,331	$96,910	$91,599	$77,508	$87,554	$74,737
	Notes payable	7,899	7,956	7,442	7,364	7,498	7,978	8,685
	Income taxes, primarily deferred	4,661	30	698	154	573	454	1,477
	Other liabilities	4,576	6,802	6,548	5,622	5,889	7,626	8,719
	Total liabilities	131,527	141,119	111,598	104,739	91,468	103,612	93,618
	Shareholders' equity:
	Common stock	135	135	135	136	136	136	136
	Additional paid-in capital	2,410	2,529	2,641	2,771	2,894	2,876	2,977
	Retained earnings	37,984	40,963	44,367	47,993	52,277	50,972	53,923
	Accumulated other comprehensive income (loss):
	Unrealized foreign currency translation gains (losses)	(1,109)	(1,985)	(3,564)	(4,069)	(4,998)	(4,139)	(4,504)
	Unrealized gains (losses) on fixed maturity securities	10,361	9,602	(702)	1,139	24	557	(1,701)
	Unrealized gains (losses) on derivatives	(34)	(30)	(27)	(22)	(20)	(20)	(16)
	Effect of change in discount rate assumption(s)	N/A	(15,832)	(2,100)	(2,560)	2,006	(67)	6,832
	Pension liability adjustment	(284)	(166)	(36)	(8)	10	(8)	42
	Treasury stock	(15,904)	(18,185)	(20,574)	(23,395)	(26,231)	(25,477)	(29,001)
	Total shareholders' equity	33,559	17,031	20,140	21,985	26,098	24,830	28,688
	Total liabilities & shareholders' equity	$165,086	$158,150	$131,738	$126,724	$117,566	$128,442	$122,306
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.
(2) Includes goodwill of $260 million in September 2025, $265 million in September 2024, $263 million in 2024, $265 million in 2023, $265 million in 2022, $268 million in 2021 and $269 million in 2020

Aflac Incorporated and Subsidiaries

	Quarterly Financial Results
	(In Millions, except per-share data)

[1]											Net EPS		Adj. EPS (1)
		Period	Net Earned Premiums	Net Investment Income	Total Revenues	Benefits & Claims, Net	Total Acquisitions & Adj. Exp.	Total Pretax Earnings	Net Earnings	Adjusted Earnings (1)	Basic	Dil.	Basic	Dil.

		2020	$18,622	$3,638	$22,147	$11,796	$6,192	$4,159	$4,778	$3,552	$6.69	$6.67	$4.98	$4.96
		2021	17,095	3,818	21,554	10,476	5,870	5,208	4,231	3,925	6.28	6.25	5.83	5.80
		2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67
		2023	14,123	3,811	18,701	8,211	5,228	5,262	4,659	3,733	7.81	7.78	6.26	6.23
		2024	13,440	4,116	18,927	7,450	5,060	6,417	5,443	4,072	9.68	9.63	7.24	7.21

	2023	1	3,688	943	4,800	2,150	1,308	1,342	1,188	953	1.94	1.94	1.56	1.55
		2	3,573	999	5,172	2,098	1,249	1,825	1,634	954	2.72	2.71	1.59	1.58
		3	3,476	1,004	4,950	1,860	1,285	1,805	1,569	1,095	2.65	2.64	1.85	1.84
		4	3,385	865	3,777	2,103	1,385	289	268	732	0.46	0.46	1.26	1.25

	2024	1	3,456	1,000	5,436	2,010	1,256	2,170	1,879	961	3.27	3.25	1.67	1.66
		2	3,325	1,095	5,138	1,921	1,198	2,019	1,755	1,035	3.11	3.10	1.83	1.83
		3	3,328	1,006	2,949	1,595	1,262	92	(93)	1,211	(0.17)	(0.17)	2.17	2.16
		4	3,331	1,016	5,403	1,923	1,345	2,135	1,902	865	3.44	3.42	1.56	1.56

	2025	1	3,381	955	3,398	1,945	1,308	145	29	906	0.05	0.05	1.66	1.66
		2	3,470	1,081	4,160	2,010	1,328	822	599	957	1.12	1.11	1.78	1.78
		3	3,372	1,067	4,740	1,436	1,310	1,994	1,639	1,327	3.09	3.08	2.50	2.49

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

	Quarterly Book Value Per Share
	(In Millions, except per-share data)
[1]
		Period	Equity BV Per Share	AOCI BV Per Share	Adjusted BV Per Share (1)	Adjusted BV Per Share % Change	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) (1)	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) % Change

		2020	$48.46	$12.90	$35.56	15.7%	$35.56	15.7%
		2021	26.12	(12.90)	39.01	9.7	37.71	6.0
		2022	32.73	(10.45)	43.18	10.7	38.94	3.3
		2023	38.00	(9.54)	47.55	10.1	41.15	5.7
		2024	47.45	(5.41)	52.87	11.2	42.46	3.2

	2023	1	32.65	(12.01)	44.66	10.8	40.05	4.8
		2	34.30	(12.31)	46.61	11.5	40.15	5.5
		3	38.63	(9.81)	48.44	10.1	41.10	7.7
		4	38.00	(9.54)	47.55	10.1	41.15	5.7

	2024	1	41.27	(8.95)	50.22	12.4	41.68	4.1
		2	46.40	(5.86)	52.26	12.1	41.98	4.6
		3	44.60	(6.60)	51.21	5.7	43.61	6.1
		4	47.45	(5.41)	52.87	11.2	42.46	3.2

	2025	1	48.55	(3.43)	51.98	3.5	42.61	2.2
		2	50.86	(0.92)	51.78	(0.9)	44.17	5.2
		3	54.57	1.24	53.33	4.1	46.35	6.3

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value excluding foreign currency remeasurement

Aflac Incorporated and Subsidiaries

	Return on Equity

		Year ended December 31,					3 Months Ended September 30,		9 Months Ended September 30,
[1]		2020	2021 (4)	2022	2023	2024	2024	2025	2024	2025

[2]	U.S. GAAP ROE - Net earnings (1)	15.3%	26.7%	23.8%	22.1%	22.6%	(1.5)%	23.5%	20.2%	11.0%

	Impact of excluding unrealized foreign currency translation gains (losses)	(0.9)	(1.7)	(2.5)	(3.1)	(3.6)	0.3	(5.4)	(2.9)	(1.6)
	Impact of excluding unrealized gains (losses) on securities and derivatives	6.2	10.7	4.1	0.2	0.4	—	(2.2)	0.6	(0.3)
	Impact of excluding effect on change in discount rate assumptions	N/A	(18.5)	(8.2)	(1.9)	(0.2)	—	7.7	(0.9)	1.5
	Impact of excluding pension liability adjustment	(0.2)	(0.2)	(0.1)	—	—	—	0.1	—	—

	Impact of excluding AOCI	5.1	(9.7)	(6.8)	(4.9)	(3.4)	0.2	0.1	(3.3)	(0.4)

	U.S. GAAP ROE - less AOCI	20.3	17.0	17.0	17.2	19.2	(1.3)	23.5	16.9	10.6

[3]	Differences between adjusted earnings and net earnings (2)	(5.2)	(1.2)	(3.1)	(3.4)	(4.8)	18.0	(4.5)	(1.6)	4.3

[4]	Adjusted ROE - reported (3)	15.1	15.8	13.9	13.8	14.4	16.7	19.1	15.3	14.9

[5]	Less: Impact of excluding gains (losses) associated with foreign currency remeasurement (5)	N/A	0.1	1.0	1.8	2.9	3.5	3.0	2.5	2.9

	Adjusted ROE, excluding foreign currency remeasurement (5)	N/A	15.9	14.9	15.6	17.3	20.2	22.1	17.8	17.8
(1) U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2) See separate reconciliation of net income to adjusted earnings.
(3) See non-U.S. GAAP financial measures for definition of adjusted return on equity
(4) Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.
(5) Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement

Aflac Incorporated and Subsidiaries

	Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
	(Diluted Basis)

[1]		Period	Adjusted EPS (1)	Growth	QTD Foreign Currency Impact (1)	YTD Foreign Currency Impact (1)	Excluding Foreign Currency Impact (1)	Change Excluding Foreign Currency Impact

		2020	$4.96	11.7%	N/A	0.04	$4.92	10.8%
		2021	5.80	16.9	N/A	(0.06)	5.86	18.1
		2022	5.67	(2.2)	N/A	(0.41)	6.08	4.8
		2023	6.23	9.9	N/A	(0.19)	6.43	13.4
		2024	7.21	15.7	N/A	(0.18)	7.39	18.6

	2023	1	$1.55	7.6%	(0.07)	(0.07)	$1.62	12.5%
		2	1.58	7.5	(0.04)	(0.11)	1.62	10.2
		3	1.84	27.8	(0.06)	(0.17)	1.90	31.9
		4	1.25	(4.6)	(0.02)	(0.19)	1.28	(2.3)
			$6.23	9.9%			$6.43	13.4%

	2024	1	$1.66	7.1%	(0.08)	(0.08)	$1.74	12.3%
		2	1.83	15.8	(0.07)	(0.14)	1.89	19.6
		3	2.16	17.4	(0.03)	(0.17)	2.19	19.0
		4	1.56	24.8	(0.01)	(0.18)	1.57	25.6
			$7.21	15.7%			$7.39	18.6%

	2025	1	$1.66	—%	(0.01)	(0.01)	$1.67	0.6%
		2	$1.78	(2.7)%	0.04	0.03	$1.73	(5.5)%
		3	2.49	15.3	—	0.03	2.49	15.3
			$5.92	5.0%			$5.89	4.4%
(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

	Composition of Invested Assets
	(In Millions)

		December 31,					September 30,
		2020	2021	2022	2023	2024	2024	2025

[1]	Fixed Maturity Securities (1)	$116,056	$107,369	$94,525	$88,508	$80,055	$88,117	$85,226

	Commercial mortgage and other loans, net of allowance for credit losses: (1)
	Transitional Real Estate (floating rate)	5,231	5,246	6,455	5,998	4,703	5,249	4,046
	Middle Market Loans (floating rate)	3,635	4,601	5,028	4,531	4,283	4,408	4,248
	Commercial Mortgage Loans	1,688	1,854	1,775	1,697	1,523	1,545	1,432
	Other Loans	—	20	238	301	360	342	411
	Total Commercial mortgage and other loans, net of allowance for credit losses (1)	10,554	11,721	13,496	12,527	10,869	11,544	10,137

	Equity Securities, at FV through net earnings	1,283	1,603	1,091	1,088	796	808	885

[2]	Alternatives (2)	919	1,703	2,107	2,619	3,167	2,967	3,667

	Total Portfolio	$128,812	$122,396	$111,219	$104,742	$94,887	$103,436	$99,915

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,					September 30,
	2020	2021	2022	2023	2024	2024	2025
Fixed Maturity Securities:
Available For Sale - Gross Gains	$14,771	$13,566	$4,800	$6,050	$5,308	$5,748	$4,390
Available For Sale - Gross Losses	(481)	(239)	(4,528)	(3,449)	(4,128)	(3,875)	(5,385)
Total Available For Sale	14,290	13,327	272	2,601	1,180	1,873	(995)

Held to Maturity - Gross Gains	5,935	4,869	2,154	1,838	815	1,277	260
Held to Maturity - Gross Losses	—	—	—	—	(9)	—	(445)
Total Held to Maturity	$5,935	$4,869	$2,154	$1,838	$806	$1,277	$(185)

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,					September 30,
Credit Rating:	2020	2021	2022	2023	2024	2024	2025

AAA	1.0%	1.0%	1.6%	1.6%	1.5%	1.4%	1.2%
AA	4.5	5.1	5.2	5.7	6.0	6.0	6.4
A	69.3	68.9	68.0	68.1	68.0	68.5	68.8
BBB	21.9	22.5	23.0	22.9	22.9	22.7	22.0
BB or Lower	3.3	2.5	2.2	1.7	1.6	1.4	1.6
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(1) Presented at amortized cost, net of reserves beginning in 2020
(2) Presented at carrying value; includes asset classes such as private equity and real estate funds managed by Global Investments; excludes Corporate driven activity, policy loans, short-term investments, real estate owned assets and FHLB equity balances

Aflac Incorporated and Subsidiaries

	Supplemental Investment Data by Segment

		December 31,					3 Months Ended September 30,		9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	2024	2025
	Aflac Japan:
[1]	Invested assets (in millions) (1)	¥11,936,087	¥12,405,531	¥12,617,181	¥12,127,531	¥11,881,515	¥12,367,665	¥12,137,749	¥12,367,665	¥12,137,749
[2]	Return on average invested assets (2)	2.38%	2.72%	2.78%	2.90%	3.33%	3.16%	3.24%	3.31%	3.20%
[3]	Portfolio book yield at end of period (3)	2.59%	2.60%	3.06%	3.18%	3.22%	3.21%	3.28%	3.21%	3.28%
	Total purchases for period (in millions) (3)	¥714,124	¥952,038	¥716,964	¥378,541	¥735,141	¥190,132	¥213,397	¥647,176	¥1,566,406
[4]	New money yield (3)(4)	3.75%	3.50%	4.48%	5.18%	6.11%	6.21%	4.66%	5.85%	3.96%

	Aflac U.S.:
	Invested assets (in millions) (1)	$14,848	$15,841	$16,772	$17,075	$17,341	$17,337	$17,648	$17,337	$17,648
	Return on average invested assets (2)	4.90%	4.87%	4.72%	4.88%	5.00%	4.94%	5.07%	5.00%	4.96%
	Portfolio book yield at end of period (3)	5.18%	4.94%	5.39%	5.53%	5.58%	5.63%	5.55%	5.63%	5.55%
	Total purchases for period (in millions) (3)	$1,050	$2,130	$1,701	$907	$934	$158	$155	$886	$974
	New money yield (3)(4)	3.04%	3.41%	5.16%	7.56%	6.90%	6.00%	6.62%	6.76%	6.73%

[5]	Hedge Costs/Income Metrics (5)(6)

[6]		December 31,					3 Months Ended September 30,		9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	2024	2025
	Aflac Japan:
[7]	FX hedged notional at end of period (in billions) - forwards (7)	$6.0	$6.4	$4.1	$—	$—	$—	$0.7	$—	$0.7
	FX hedged notional at end of period (in billions) - put options	13.1	11.6	13.5	24.7	24.2	24.7	25.0	24.7	25.0
	Amortized hedge costs for period (in millions)	(206)	(76)	(112)	(157)	(26)	(7)	(13)	(19)	(31)

	Corporate and Other (Parent Company):
	FX hedged notional at end of period (in billions) - forwards (7)	$5.0	$5.0	$5.0	$2.6	$1.8	$1.9	$1.8	$1.9	$1.8
	FX hedged notional at end of period (in billions) - put options	2.0	1.9	2.6	0.5	—	—	—	0.5	—
	Amortized hedge income (costs) for period (in millions)	97	57	68	122	113	25	20	87	80
(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis.
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities.
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs.
(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Incorporated.
(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options.
(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.

Aflac Incorporated and Subsidiaries

[1]	Japan Segment Portfolio Allocation by Currency (1)
	(U.S. GAAP Basis)
	(In Millions)

		December 31, 2024		September 30, 2025
		Amortized Cost (3)	Fair Value	Amortized Cost (3)	Fair Value

	JGB	$31,951	$32,844	$32,945	$30,351
	Other	16,867	17,145	17,900	17,246
	Total yen denominated	48,818	49,989	50,845	47,597

	USD Program	21,303	23,501	24,922	26,762
	Other	1,645	2,406	1,768	2,487
	Total US dollar denominated	22,948	25,907	26,690	29,249

	Total	$71,766	$75,896	$77,535	$76,846

[2]	Distribution of Consolidated Fixed Maturities by Sector (2)
	(In millions)

				September 30, 2025
[3]				Amortized Cost (3)	% of Total

	Government and agencies			$36,029	42.3%
	Municipalities			2,335	2.7
	Mortgage- and asset-backed securities			4,271	5.0
	Public utilities:			7,206	8.5
	Electric			5,597	6.6
	Natural Gas			914	1.1
	Other			695	0.8
	Sovereign and supranational			805	0.9
	Banks/financial institutions:			9,529	11.2
	Banking			5,337	6.3
	Insurance			2,055	2.4
	Other			2,137	2.5
	Other corporate:			25,051	29.4
	Basic Industry			2,070	2.4
	Capital Goods			2,729	3.2
	Communications			2,741	3.2
	Consumer Cyclical			1,898	2.2
	Consumer Non-Cyclical			5,924	7.0
	Energy			2,376	2.8
	Other			1,074	1.3
	Technology			3,322	3.9
	Transportation			2,917	3.4
	Total fixed maturity securities			$85,226	100.0%
(1) Non-U.S.dollar-denominated investments in the U.S. segment are immaterial.
(2) In the first quarter of 2023, the Utility/Energy subsector was combined with the Natural Gas subsector to better reflect the risk characteristics of those issuers and align more closely with industry benchmarks.
(3) Net of reserves

Aflac Incorporated and Subsidiaries

	Long-Term Debt Data
	Adjusted Leverage Ratios
	(In Millions)

		December 31,					September 30,
		2020	2021	2022	2023	2024	2024	2025

	Notes payable	$7,899	$7,956	$7,442	$7,364	$7,498	$7,978	$8,685
	50% of subordinated debentures and perpetual bonds	(432)	(389)	(337)	(315)	(282)	(313)	(300)
	Pre-funding of debt maturities	—	—	—	(211)	—	—	(399)
[1]	Adjusted debt (1)	7,467	7,568	7,105	6,839	7,216	7,666	7,986

	Total Shareholders' Equity	33,559	17,031	20,140	21,985	26,098	24,830	28,688
	Accumulated other comprehensive (income) loss:
	Unrealized foreign currency translation (gains) losses	1,109	1,985	3,564	4,069	4,998	4,139	4,504
	Unrealized (gains) losses on fixed maturity securities	(10,361)	(9,602)	702	(1,139)	(24)	(557)	1,701
	Unrealized (gains) losses on derivatives	34	30	27	22	20	20	16
	Effect on change in discount rate assumptions	N/A	15,832	2,100	2,560	(2,006)	67	(6,832)
	Pension liability adjustment	284	166	36	8	(10)	8	(42)
	Adjusted book value (1)	$24,625	$25,442	$26,569	$27,505	$29,076	$28,507	$28,035

[2]	Adjusted capitalization ex-AOCI (1)(2)	$32,524	$33,398	$34,011	$34,658	$36,574	$36,485	$36,321
	Adjusted debt to adjusted capitalization ex-AOCI	23.0%	22.7%	20.9%	19.7%	19.7%	21.0%	22.0%

[3]	Adjusted capitalization (1)(3)	$31,131	$31,247	$30,411	$30,581	$31,586	$32,338	$31,859
	Adjusted debt to adjusted capitalization	24.0%	24.2%	23.4%	22.4%	22.8%	23.7%	25.1%

[4]	Debt Maturities (4)
	(In Millions)

		September 30, 2025
		≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

	Senior Notes	$—	$3,270	$2,298	$1,182	$1,295	$8,045
	Subordinated debt					605	605
	Total	$—	$3,270	$2,298	$1,182	$1,900	$8,650
(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3) Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies:
Aflac of Columbus	A+	Aa3	A+	AA+	AA
Aflac of New York	A+	_	A+	_	_
Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company:
Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA+	AA

Bermuda Operating Company:
Aflac Re Bermuda Ltd.	_	_	_	AA+	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I
Aflac Incorporated:
Long-term Senior Debt	a	A3	A-	AA-	A+
Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus:
Long-term Senior Debt	aa	_	A+	AA+	_

Aflac Life Insurance Japan, Ltd.:
Long-term Senior Debt	aa	_	A+	AA+	_

The outlook for all ratings is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
	2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
Revenues:
Net earned premiums:
Gross premiums	$5,762	$5,540	$5,467	$5,669	$5,907	$1,480	$1,540		$4,440	$4,631
Assumed (ceded)	(4)	73	103	6	(78)	(21)	(45)		(51)	(130)
Total net earned premiums	5,758	5,614	5,570	5,675	5,829	1,459	1,495	2.5%	4,388	4,501	2.6%
Adjusted net investment income	705	754	755	820	847	210	214	1.9	634	623	(1.7)
Other income excl. realized foreign exchange gains (losses)	102	121	161	128	63	15	19		46	53
Total adjusted revenues	6,565	6,489	6,486	6,623	6,739	1,684	1,728	2.6	5,068	5,177	2.2

Benefits and claims:
Benefits and claims, net:
Incurred claims -direct	2,498	2,183	2,245	2,423	2,892	744	807		2,164	2,388
Incurred claims -assumed (ceded)	(1)	89	104	17	(75)	(17)	(42)		(42)	(128)
Increase in FPB -direct	271	463	326	280	—	(18)	(12)		6	(44)
Increase in FPB -assumed (ceded)	(3)	(11)	4	(5)	4	2	—		3	4
Total benefits and claims, net, excluding reserve remeasurement	N/A	2,724	2,679	2,715	2,821	711	752		2,130	2,219
Reserve remeasurement (gain) loss	N/A	(85)	(124)	(284)	(95)	(17)	(71)		(71)	(110)
Total benefits and claims, net	2,765	2,639	2,555	2,431	2,726	694	681	(1.9)	2,059	2,109	2.4

Adjusted expenses:
Amortization of deferred policy acquisition costs	570	442	455	490	530	132	137	3.8	396	410	3.5
Insurance commissions	576	550	553	561	563	141	143	1.4	422	417	(1.2)
Insurance and other expenses	1,386	1,502	1,564	1,640	1,501	367	392	6.8	1,102	1,120	1.6
Total adjusted expenses	2,532	2,494	2,573	2,691	2,594	640	672		1,920	1,947

Total benefits and adjusted expenses	5,297	5,132	5,127	5,122	5,320	1,334	1,353	1.4	3,979	4,056	1.9

Pretax adjusted earnings	$1,268	$1,356	$1,359	$1,501	$1,419	$350	$375	7.1%	$1,089	$1,121	2.9%

Aflac U.S.

	Balance Sheets
	(In Millions)

		December 31,					September 30,
		2020	2021	2022	2023	2024	2024	2025
	Assets:
	Investments and cash	$17,949	$18,324	$15,987	$16,718	$16,775	$17,336	$17,409
[1]	Receivables, net of allowance for credit losses (1)	667	574	584	688	671	728	683
	Accrued investment income	172	169	184	183	178	180	174
	Deferred policy acquisition costs	3,450	3,366	3,463	3,573	3,656	3,616	3,693
	Other assets (1)	626	758	784	698	650	641	609
	Total assets	$22,864	$23,191	$21,002	$21,861	$21,930	$22,501	$22,569

	Liabilities and Shareholders' Equity:
	Future policy benefits	$9,674	$14,212	$10,870	$11,234	$10,584	$11,266	$10,865
	Policy and contract claims	2,010	151	200	258	376	376	453
	Other policy liabilities	126	119	117	107	103	106	101
	Deferred income taxes	235	(328)	(243)	(311)	(231)	(342)	(134)
	Other liabilities	2,016	2,010	2,080	2,062	2,055	2,030	1,685
	Shareholders' equity	8,803	7,027	7,978	8,510	9,043	9,065	9,599
	Total liabilities & shareholders' equity	$22,864	$23,191	$21,002	$21,861	$21,930	$22,501	$22,569
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expenses	% Change	Pretax Adjusted Earn.	% Change

	2020	$5,758	(0.9)%	$705	(2.1)%	$6,565	0.2%	$2,765	(3.7)%	$570	(0.5)%	$2,532	5.2%	$1,268	(0.3)%
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,639	(4.6)	442	(22.5)	2,494	(1.5)	1,356	6.9
	2022	5,570	(0.8)	755	0.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	0.2
	2023	5,675	1.9	820	8.6	6,623	2.1	2,431	(4.9)	490	7.7	2,691	4.6	1,501	10.4
	2024	5,829	2.7	847	3.3	6,739	1.8	2,726	12.1	530	8.2	2,594	(3.6)	1,419	(5.5)

2023	1	1,428	1.1	197	7.1	1,660	1.3	651	(2.3)	119	4.4	657	2.7	352	5.7
	2	1,425	2.2	203	5.2	1,663	2.1	645	(2.0)	120	6.2	648	3.3	369	7.6
	3	1,419	3.2	209	13.0	1,661	3.9	510	(17.2)	122	7.0	674	5.6	478	38.6
	4	1,403	1.1	211	9.9	1,639	1.1	626	2.0	129	12.2	712	6.7	302	(10.9)

2024	1	1,475	3.3	206	4.6	1,699	2.3	686	5.4	132	10.9	658	0.2	356	1.1
	2	1,455	2.1	218	7.4	1,684	1.3	680	5.4	132	10.0	621	(4.2)	383	3.8
	3	1,459	2.8	210	0.5	1,684	1.4	694	36.1	132	8.2	640	(5.0)	350	(26.8)
	4	1,441	2.7	213	0.9	1,671	2.0	667	6.5	134	3.9	674	(5.3)	330	9.3

2025	1	1,502	1.8	202	(1.9)	1,721	1.3	716	4.4	137	3.8	647	(1.7)	358	0.6
	2	1,504	3.4	207	(5.0)	1,728	2.6	712	4.7	136	3.0	628	1.1	388	1.3
	3	1,495	2.5	214	1.9	1,728	2.6	681	(1.9)	137	3.8	672	5.0	375	7.1

Aflac U.S.

	Operating Ratios
	(Before Management Fee)

[1]		Period	12-Mo. Rolling Premium Persistency (1)	Total Benefit/ Premium	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

		2020	79.3%	48.0%	9.9%	38.6%	80.7%	19.3%
		2021	79.7	47.0	7.9	38.4	79.1	20.9
		2022	77.3	45.9	8.2	39.7	79.0	21.0
		2023	78.6	42.8	8.6	40.6	77.3	22.7
		2024	79.3	46.8	9.1	38.5	78.9	21.1
		2025 YTD	79.0	46.9	9.1	37.6	78.3	21.7

	2023	1	77.9	45.6	8.3	39.6	78.8	21.2
		2	78.2	45.3	8.4	39.0	77.8	22.2
		3	78.7	35.9	8.6	40.6	71.2	28.8
		4	78.6	44.6	9.2	43.4	81.6	18.4

	2024	1	78.7	46.5	8.9	38.7	79.0	21.0
		2	78.7	46.7	9.1	36.9	77.3	22.7
		3	78.9	47.6	9.0	38.0	79.2	20.8
		4	79.3	46.3	9.3	40.3	80.3	19.7

	2025	1	79.3	47.7	9.1	37.6	79.2	20.8
		2	79.2	47.3	9.0	36.3	77.5	22.5
		3	79.0	45.6	9.2	38.9	78.3	21.7
(1) Includes Network Dental & Vision, Consumer Markets, and Group Premier Life, Absence Management, and Disability Solutions products beginning in 2021

Aflac U.S.

Aflac U.S. Sales Results
(In Millions)

	Period	Annualized Premiums In Force	% Change	New Annualized Premiums Sales	% Change

	2020	$6,099	(3.2)%	$1,093	(30.8)%
	2021	6,003	(1.6)	1,278	16.9
	2022	5,967	(0.6)	1,483	16.1
	2023	6,161	3.3	1,558	5.0
	2024	6,383	3.6	1,543	(1.0)

2023	1	6,023	1.4	315	5.3
	2	6,064	2.3	324	6.4
	3	6,062	2.9	359	7.5
	4	6,161	3.3	559	2.6

2024	1	6,211	3.1	298	(5.2)
	2	6,239	2.9	331	2.0
	3	6,265	3.3	379	5.5
	4	6,383	3.6	534	(4.5)

2025	1	6,505	4.7	309	3.5
	2	6,506	4.3	340	2.7
	3	6,500	3.8	390	2.8

Aflac U.S.

	Aflac U.S. Product Mix
	(New Annualized Premium Sales)
	(In Millions)

[1]		Period	Disability	% of Total	Life	% of Total	Accident	% of Total	Critical Care (1)	% of Total	Hospital Indemnity	% of Total	Dental/ Vision	% of Total	Total

		2020	$243	22.3%	$80	7.3%	$285	26.1%	$242	22.2%	$197	18.0%	$45	4.1%	$1,093
		2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278
		2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483
		2023	399	25.6	188	12.0	326	20.9	322	20.7	225	14.5	98	6.3	1,558
		2024	406	26.3	219	14.2	302	19.6	322	20.9	212	13.7	82	5.3	1,543

	2023	1	79	25.2	26	8.3	74	23.5	64	20.5	50	15.9	21	6.6	315
		2	80	24.8	35	10.7	73	22.4	66	20.4	46	14.3	24	7.4	324
		3	101	28.2	54	15.0	72	19.9	67	18.6	45	12.6	20	5.7	359
		4	139	24.8	73	13.0	107	19.2	124	22.2	83	14.9	33	5.9	559

	2024	1	69	23.0	32	10.8	67	22.5	66	22.1	45	15.1	19	6.5	298
		2	85	25.7	41	12.4	70	21.2	70	21.1	45	13.7	19	5.9	331
		3	109	28.8	69	18.3	67	17.7	70	18.6	45	11.9	18	4.7	379
		4	143	26.8	77	14.4	97	18.2	115	21.6	76	14.3	25	4.7	534

	2025	1	70	22.8	39	12.5	65	21.1	67	21.8	46	15.0	21	6.8	309
		2	94	27.7	45	13.1	65	19.0	74	21.8	40	11.9	22	6.5	340
		3	130	31.8	76	19.3	66	16.9	55	15.9	41	10.5	22	5.6	390

Aflac U.S. Sales Force Data
		Recruited Agents
	Period	Career	Broker	Total	Average Weekly Producer Equivalents	Productivity (Production/ Avg. Weekly Producers)

	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786
	2023	10,103	1,463	11,566	6,239	249,663
	2024	9,994	1,366	11,360	6,271	256,210

2023	1	2,676	348	3,024	6,108	51,525
	2	2,801	399	3,200	6,196	52,361
	3	2,407	431	2,838	6,044	59,425
	4	2,219	285	2,504	6,608	84,645

2024	1	2,330	346	2,676	5,800	51,432
	2	3,113	422	3,535	6,098	54,262
	3	2,553	335	2,888	5,890	64,336
	4	1,998	263	2,261	6,271	85,225

2025	1	2,405	340	2,745	5,146	59,985
	2	3,069	352	3,421	5,354	63,505
	3	2,549	302	2,851	5,233	74,459
(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	¥1,409,134	¥1,290,527	¥1,246,657	¥1,212,654	¥1,159,719	¥280,795	¥276,169		¥869,962	¥850,419
	Assumed (ceded)	(55,926)	(50,864)	(48,578)	(84,838)	(109,719)	(25,398)	(30,963)		(77,387)	(94,175)
	Total net earned premiums	1,353,208	1,239,663	1,198,079	1,127,816	1,050,000	255,397	245,206	(4.0)%	792,575	756,244	(4.6)%
[1]	Net investment income: (1)
	Yen denominated	138,397	138,513	149,449	138,073	133,059	32,110	32,064	(0.1)	101,787	101,669	(0.1)
	US$ denominated	167,541	202,905	215,171	247,277	280,628	67,816	67,947	0.2	209,442	191,345	(8.6)
	Net investment income	305,938	341,419	364,621	385,352	413,687	99,953	100,013	0.1	311,258	293,015	(5.9)
[2]	Amortized hedge costs on foreign investments (2)	(22,816)	(8,391)	(13,155)	(19,773)	(3,755)	(984)	(1,981)	101.3	(2,751)	(4,616)	67.8
	Adjusted net investment income	283,122	333,028	351,466	365,579	409,932	98,969	98,032	(0.9)	308,507	288,399	(6.5)
	Other income excl. realized foreign currency gains (losses)	4,497	4,512	4,442	4,720	4,109	966	1,004		3,024	3,569
	Total adjusted revenues	1,640,827	1,577,203	1,553,988	1,498,115	1,464,041	355,332	344,243	(3.1)	1,104,106	1,048,213	(5.1)

	Benefits and claims:
	Benefits and claims, net:
	Incurred claims -direct	734,471	743,247	788,572	781,774	815,894	196,886	207,911		617,063	645,735
	Incurred claims -assumed (ceded)	(37,806)	(31,798)	(36,141)	(70,748)	(82,320)	(18,570)	(25,806)		(56,754)	(77,183)
	Increase in FPB -direct	260,200	149,084	73,592	44,121	(26,672)	(2,445)	(22,195)		(22,084)	(76,899)
	Increase in FPB -assumed (ceded)	(11,377)	(11,425)	(5,618)	2,226	13,877	3,389	7,067		8,573	19,288
	Total benefits and claims, net, excluding reserve remeasurement	N/A	849,108	820,405	757,373	720,780	179,260	166,977		546,798	510,941
	Reserve remeasurement (gain) loss	N/A	(6,879)	(13,337)	(13,072)	(64,197)	(53,712)	(70,539)		(61,474)	(76,449)
	Total benefits and claims, net	945,487	842,229	807,068	744,301	656,583	125,548	96,438	(23.2)	485,325	434,492	(10.5)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	68,818	43,131	44,123	45,840	48,581	12,257	12,028	(1.9)	36,541	36,257	(0.8)
	Insurance commissions	79,036	77,449	73,482	68,751	65,889	16,372	16,419	0.3	49,784	48,625	(2.3)
	Insurance and other expenses	199,606	202,586	198,493	182,364	165,314	42,410	39,830	(6.1)	118,626	124,984	5.4
	Total adjusted expenses	347,460	323,166	316,097	296,955	279,784	71,039	68,277		204,950	209,866

	Total benefits and adjusted expenses	1,292,947	1,165,395	1,123,165	1,041,256	936,367	196,587	164,715	(16.2)	690,274	644,358	(6.7)

	Pretax adjusted earnings	¥347,881	¥411,808	¥430,823	¥456,859	¥527,675	¥158,745	¥179,527	13.1%	¥413,832	¥403,854	(2.4)%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Net earned premiums
	Gross premiums	$13,193	$11,765	$9,558	$8,649	$7,654	$1,880	$1,873		$5,753	$5,741
	Assumed (ceded)	(524)	(463)	(372)	(602)	(724)	(171)	(210)		(512)	(636)
	Total net earned premiums	12,670	11,301	9,186	8,047	6,930	1,709	1,663	(2.7)%	5,241	5,105	(2.6)%
[1]	Net investment income (1)
	Yen denominated	1,296	1,262	1,140	985	879	215	217	0.9	673	687	2.1
	US$ denominated	1,569	1,845	1,641	1,755	1,849	453	461	1.8	1,382	1,294	(6.4)
	Net investment income	2,865	3,107	2,782	2,739	2,727	668	678	1.5	2,055	1,981	(3.6)
[2]	Amortized hedge costs on foreign investments (2)	(206)	(76)	(112)	(157)	(26)	(7)	(13)	85.7	(19)	(31)	63.2
	Adjusted net investment income	2,659	3,031	2,669	2,582	2,701	662	665	0.5	2,036	1,950	(4.2)
	Other income excl. realized foreign currency gains (losses)	42	41	35	35	28	7	7		20	24
	Total adjusted revenues	15,371	14,373	11,890	10,664	9,659	2,378	2,335	(1.8)	7,297	7,079	(3.0)

	Benefits and claims:
	Benefits and claims, net
	Incurred claims -direct	6,875	6,776	6,038	5,582	5,390	1,319	1,410		4,085	4,352
	Incurred claims -assumed (ceded)	(354)	(290)	(275)	(502)	(543)	(124)	(175)		(376)	(521)
	Increase in FPB -direct	2,437	1,356	562	314	(184)	(22)	(153)		(153)	(516)
	Increase in FPB -assumed (ceded)	(107)	(104)	(43)	15	99	24	48		58	130
	Total benefits and claims, net, excluding reserve remeasurement	N/A	7,738	6,282	5,409	4,761	1,197	1,130		3,614	3,446
	Reserve remeasurement (gain) loss	N/A	(62)	(91)	(96)	(444)	(369)	(474)		(421)	(513)
	Total benefits and claims, net	8,851	7,675	6,191	5,313	4,317	828	656	(20.8)	3,193	2,933	(8.1)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	644	393	338	326	321	82	81	(1.2)	242	245	1.2
	Insurance commissions	740	706	563	491	435	110	111	0.9	330	328	(0.6)
	Insurance and other expenses	1,873	1,843	1,517	1,300	1,092	285	271	(4.9)	785	845	7.6
	Total adjusted expenses	3,257	2,942	2,417	2,117	1,848	477	463		1,357	1,418

	Total benefits and adjusted expenses	12,108	10,618	8,609	7,430	6,165	1,305	1,119	(14.3)	4,550	4,351	(4.4)

	Pretax adjusted earnings	$3,263	$3,756	$3,281	$3,234	$3,494	$1,073	$1,216	13.3%	$2,747	$2,728	(0.7)%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies.
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income.

Aflac Japan

Balance Sheets
(In Millions)

	December 31,					September 30,
	2020	2021	2022	2023	2024	2024	2025
Assets:

Investments and cash	¥13,080,154	¥13,645,902	¥12,777,746	¥12,566,939	¥12,216,793	¥12,658,627	¥12,077,217
Receivables, net of allowance for credit losses	20,782	22,439	23,138	24,848	31,172	25,916	25,995
Accrued investment income	62,722	67,493	76,489	74,666	77,899	69,705	76,333
Deferred policy acquisition costs	723,579	745,510	766,506	788,394	806,920	801,575	822,220
Other assets	320,351	386,832	387,065	946,644	1,136,609	878,775	1,012,447

Total assets	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥14,434,598	¥14,014,213

Liabilities and Shareholders' Equity:

Future policy benefits	¥9,175,501	¥11,755,704	¥10,315,140	¥10,444,044	¥9,630,864	¥9,921,238	¥8,546,217
Policy and contract claims	328,778	—	28	465	754	679	963
Unearned premiums	361,010	284,045	227,732	192,595	189,583	187,927	188,772
Other policyholders' funds	808,429	877,690	880,989	874,854	863,699	869,954	861,174
Income taxes (prim. deferred)	478,969	36,166	114,688	95,297	136,262	149,851	252,115
Other liabilities	253,219	502,633	575,554	576,879	526,477	785,070	1,022,520
Shareholders' equity	2,801,682	1,411,938	1,916,812	2,217,357	2,921,754	2,519,880	3,142,452

Total liabilities & shareholders' equity	¥14,207,588	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥14,434,598	¥14,014,213

Aflac Japan

Balance Sheets
(In Millions)

	December 31,					September 30,
	2020	2021	2022	2023	2024	2024	2025
Assets:

Investments and cash	$126,378	$118,639	$96,290	$88,606	$77,233	$88,689	$81,120
Receivables, net of allowance for credit losses	201	195	174	175	197	182	175
Accrued investment income	606	587	576	526	492	488	513
Deferred policy acquisition costs	6,991	6,482	5,776	5,559	5,102	5,616	5,523
Other assets	3,095	3,363	2,917	6,675	7,186	6,157	6,800

Total assets	$137,271	$129,266	$105,734	$101,541	$90,210	$101,132	$94,131

Liabilities and Shareholders' Equity:

Future policy benefits	$88,652	$102,206	$77,733	$73,638	$60,885	$69,511	$57,403
Policy and contract claims	3,177	—	—	3	5	5	6
Unearned premiums	3,488	2,470	1,716	1,358	1,199	1,317	1,268
Other policyholders' funds	7,811	7,631	6,639	6,169	5,460	6,095	5,785
Income taxes (prim. deferred)	4,630	314	781	619	884	1,009	1,685
Other liabilities	2,447	4,369	4,337	4,067	3,328	5,500	6,868
Shareholders' equity	27,068	12,276	14,528	15,687	18,449	17,696	21,116

Total liabilities & shareholders' equity	$137,271	$129,266	$105,734	$101,541	$90,210	$101,132	$94,131

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expense	% Change	Pretax Adjusted Earn.	% Change

	2020	¥1,353,208	(2.8)%	¥283,122	4.4%	¥1,640,827	(1.7)%	¥945,487	(2.3)%	¥68,818	(11.0)%	¥347,459	0.4%	¥347,881	(2.0)%
	2021	1,239,663	(8.4)	333,028	17.6	1,577,203	(3.9)	842,229	(10.9)	43,131	(37.3)	323,166	(7.0)	411,808	18.4
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6
	2023	1,127,816	(5.9)	365,579	4.0	1,498,115	(3.6)	744,301	(7.8)	45,840	3.9	296,955	(6.1)	456,859	6.0
	2024	1,050,000	(6.9)	409,932	12.1	1,464,041	(2.3)	656,583	(11.8)	48,581	6.0	279,784	(5.8)	527,675	15.5

2023	1	287,048	(5.9)	80,931	2.4	369,145	(4.1)	192,270	(7.1)	11,281	3.6	72,625	(5.8)	104,251	3.2
	2	283,377	(6.2)	87,963	(6.4)	372,544	(6.2)	186,310	(9.0)	11,359	3.6	72,808	(7.9)	113,426	(0.1)
	3	285,305	(2.8)	98,866	7.2	385,363	(0.5)	185,855	(5.2)	11,435	3.3	73,068	(5.7)	126,440	11.4
	4	272,085	(8.5)	97,819	13.5	371,063	(3.5)	179,866	(9.7)	11,766	5.0	78,454	(4.9)	112,742	9.7

2024	1	269,859	(6.0)	96,551	19.3	367,593	(0.4)	180,873	(5.9)	12,289	8.9	66,157	(8.9)	120,564	15.6
	2	267,319	(5.7)	112,987	28.4	381,181	2.3	178,904	(4.0)	11,995	5.6	67,754	(6.9)	134,523	18.6
	3	255,397	(10.5)	98,969	0.1	355,332	(7.8)	125,548	(32.4)	12,257	7.2	71,039	(2.8)	158,745	25.5
	4	257,425	(5.4)	101,425	3.7	359,935	(3.0)	171,258	(4.8)	12,040	2.3	74,834	(4.6)	113,843	1.0

2025	1	256,464	(5.0)	89,222	(7.6)	346,482	(5.7)	168,645	(6.8)	12,097	(1.6)	67,821	2.5	110,017	(8.7)
	2	254,574	(4.8)	101,145	(10.5)	357,488	(6.2)	169,409	(5.3)	12,132	1.1	73,768	8.9	114,310	(15.0)
	3	245,206	(4.0)	98,032	(0.9)	344,243	(3.1)	96,438	(23.2)	12,028	(1.9)	68,277	(3.9)	179,527	13.1

Aflac Japan

	Operating Ratios
	(Before Management Fee)

[1]		Period	12-Month Rolling Premium Persistency (1)	Total Benefit/ Premium	Total Benefit/ Premiums (3rd sector)	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

		2020	95.1%	69.9%	59.7%	5.1%	21.2%	78.8%	21.2%
		2021	94.3	67.9	58.7	3.5	20.5	73.9	26.1
		2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7
		2023	93.4	66.0	56.2	4.1	19.8	69.5	30.5
		2024	93.4	62.5	53.5	4.6	19.1	64.0	36.0
		2025 YTD	93.3	57.5	47.3	4.8	20.0	61.5	38.5

	2023	1	93.9	67.0	57.7	3.9	19.7	71.8	28.2
		2	93.8	65.7	56.2	4.0	19.5	69.6	30.4
		3	93.5	65.1	54.8	4.0	19.0	67.2	32.8
		4	93.4	66.1	56.2	4.3	21.1	69.6	30.4

	2024	1	93.4	67.0	57.5	4.6	18.0	67.2	32.8
		2	93.3	66.9	57.8	4.5	17.8	64.7	35.3
		3	93.3	49.2	41.8	4.8	20.0	55.3	44.7
		4	93.4	66.5	56.9	4.7	20.8	68.4	31.6

	2025	1	93.8	65.8	56.3	4.7	19.6	68.2	31.8
		2	93.7	66.5	57.4	4.8	20.6	68.0	32.0
		3	93.3	39.3	27.8	4.9	19.8	47.8	52.2
(1) Premium persistency presented on a 12-month rolling basis for all periods. Beginning January 2025, the Company implemented a new methodology of calculating persistency rate which excludes annuitizations, premium halving and waiver premium from the terminations; prior periods have not been retroactively adjusted.

Aflac Japan

Aflac Japan Sales Results
(In Millions, unless otherwise noted)

	Period	Annualized Premium In Force (Billions)	% Change	Third Sector New Annualized Premium Sales	% Change	Total New Annualized Premium Sales	% Change

	2020	¥1,426.5	(4.2)%	¥45,110	(38.1)%	¥50,852	(36.2)%
	2021	1,360.6	(4.7)	48,977	8.6	54,764	7.7
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—
	2023	1,246.4	(4.2)	52,234	8.8	60,730	10.9
	2024	1,209.0	(3.0)	47,651	(8.8)	64,111	5.6

2023	1	1,281.4	(4.8)	10,952	2.6	13,213	10.8
	2	1,268.4	(4.8)	13,964	22.8	16,112	26.6
	3	1,257.4	(4.4)	13,606	7.7	15,600	12.4
	4	1,246.4	(4.2)	13,711	3.0	15,805	(2.6)

2024	1	1,232.6	(3.8)	10,767	(1.7)	12,534	(5.1)
	2	1,222.5	(3.6)	12,712	(9.0)	16,833	4.5
	3	1,216.7	(3.2)	11,925	(12.4)	17,522	12.3
	4	1,209.0	(3.0)	12,246	(10.7)	17,222	9.0

2025	1	1,199.1	(2.7)	10,655	(1.0)	14,112	12.6
	2	1,194.1	(2.3)	17,463	37.4	20,736	23.2
	3	1,185.7	(2.5)	15,871	33.1	19,586	11.8

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales)
(In Billions)

	Period	Cancer	% of Total	Medical and Other Health	% of Total	Child Endowment	% of Total	WAYS	% of Total	Ordinary Life Other	% of Total	Other	% of Total	Total

	2020	¥28.8	56.6%	¥16.4	32.2%	¥0.2	0.4%	¥0.4	0.7%	¥4.8	9.5%	¥0.3	0.6%	¥50.9
	2021	27.0	49.2	20.7	37.7	0.2	0.3	0.4	0.8	4.9	9.0	1.6	3.0	54.8
	2022	30.9	56.5	15.3	27.9	0.2	0.3	1.9	3.5	4.5	8.1	2.0	3.7	54.8
	2023	38.9	64.1	12.6	20.6	0.2	0.4	4.1	6.8	3.9	6.5	1.0	1.6	60.7
	2024	36.9	57.5	10.4	16.1	0.1	0.2	1.4	2.2	14.8	23.0	0.6	1.0	64.1

2023	1	7.9	59.9	2.8	21.4	0.1	0.6	1.2	8.9	1.0	7.3	0.2	1.9	13.2
	2	10.9	67.7	2.9	17.9	0.1	0.4	1.0	6.6	1.0	6.1	0.2	1.3	16.1
	3	10.3	65.6	3.2	20.4	0.1	0.4	0.9	6.0	0.9	6.1	0.2	1.5	15.6
	4	9.9	62.5	3.7	23.2	—	0.3	0.9	6.0	1.1	6.6	0.2	1.4	15.8

2024	1	7.9	63.2	2.7	21.4	—	0.3	0.7	5.3	1.0	8.1	0.2	1.7	12.5
	2	9.9	58.8	2.7	16.0	—	0.2	0.4	2.3	3.7	21.8	0.1	0.9	16.8
	3	9.7	55.1	2.2	12.4	—	0.1	0.1	0.8	5.4	30.8	0.1	0.8	17.5
	4	9.4	54.5	2.7	16.1	—	0.1	0.2	1.3	4.7	27.1	0.1	0.9	17.2

2025	1	8.4	59.7	2.1	15.3	—	0.1	0.2	1.8	3.2	22.3	0.1	0.8	14.1
	2	15.1	73.0	2.2	10.9	—	0.1	0.2	1.1	3.0	14.4	0.1	0.5	20.7
	3	13.7	70.0	2.1	10.7	—	0.1	0.2	1.0	3.5	17.7	0.1	0.5	19.6

Aflac Japan

	Aflac Japan Sales Force Data

			Number of Agencies by Type				Sales Contribution by Agency Type
[1]		Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates (1)	Recruited Agencies

		2020	7,231	1,312	361	8,904	52.3%	42.6%	5.1%	111,886	48
		2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62
		2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38
		2023	5,751	1,203	360	7,314	46.7	50.0	3.3	113,010	24
		2024	5,384	1,166	360	6,910	48.2	48.6	3.2	113,836	50

	2023	1	6,056	1,232	359	7,647	50.9	45.4	3.7	109,769	4
		2	5,947	1,219	360	7,526	44.8	52.5	2.7	112,593	5
		3	5,843	1,211	360	7,414	44.4	51.9	3.7	112,795	6
		4	5,751	1,203	360	7,314	47.7	49.2	3.1	113,010	9

	2024	1	5,659	1,191	360	7,210	48.9	48.0	3.1	112,645	12
		2	5,542	1,180	360	7,082	49.5	48.4	2.1	114,424	12
		3	5,464	1,176	360	7,000	46.2	50.2	3.6	114,473	19
		4	5,384	1,166	360	6,910	48.5	47.7	3.8	113,836	7

	2025	1	5,300	1,155	358	6,813	52.8	43.8	3.4	112,996	18
		2	5,225	1,141	358	6,724	46.8	50.4	2.8	111,387	76
		3	5,213	1,136	358	6,707	45.1	51.4	3.5	111,736	73
(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

	Yen/Dollar Exchange Rates

[1]		Period	Closing Rate(1)	Quarterly Average	Yearly Cumulative Average	% Change

		2020	103.50	N/A	106.86	2.1%
		2021	115.02	N/A	109.79	(2.7)
		2022	132.70	N/A	130.17	(15.7)
		2023	141.83	N/A	140.57	(7.4)
		2024	158.18	N/A	150.97	(6.9)

	2023	1	133.53	132.30	132.30	(12.2)
		2	144.99	137.53	134.97	(9.0)
		3	149.58	144.97	138.38	(8.5)
		4	141.83	148.11	140.57	(7.4)

	2024	1	151.41	148.67	148.67	(11.0)
		2	161.07	155.70	152.30	(11.4)
		3	142.73	147.95	150.60	(8.1)
		4	158.18	152.35	150.97	(6.9)

	2025	1	149.52	152.40	152.40	(2.4)
		2	144.81	144.60	148.32	2.7
		3	148.88	147.68	148.03	1.7
(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
		2020	2021	2022	2023	2024	2024	2025	% Change	2024	2025	% Change
	Revenues:
	Total net earned premiums	$194	$180	$145	$400	$680	$160	$214	33.8%	$479	$618	29.0%
[1]	Net investment income (1)	80	(73)	30	(77)	201	39	110	182.1	146	304	108.2
[2]	Amortized hedge income (2)	97	57	68	121	113	25	20	(20.0)	87	80	(8.0)
	Adjusted net investment income	177	(16)	98	44	314	64	130	103.1	233	384	64.8
	Other income	13	11	24	15	13	1	(1)	(200.0)	11	3	(72.7)
	Total adjusted revenues	384	175	267	460	1,007	225	343	52.4	723	1,005	39.0

	Benefits and expenses:
	Total benefits and claims, net, excluding reserve remeasurement	180	161	141	470	426	95	133	40.0	298	384	28.9
	Reserve remeasurement (gain) loss	—	—	—	(3)	(19)	(21)	(34)	(61.9)	(23)	(35)	(52.2)
	Total benefits and claims, net	180	161	141	467	407	74	99	33.8	275	349	26.9

	Interest expense	164	165	162	144	156	39	55	41.0	113	151	33.6
	Other adjusted expenses	155	142	181	273	412	97	120	23.7	299	373	24.7
	Total benefits and adjusted expenses	499	469	485	885	975	210	274	30.5	687	873	27.1

	Pretax adjusted earnings	$(115)	$(293)	$(218)	$(425)	$32	$15	$69	360.0%	$36	$132	266.7%
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $6 and $57 for the three-month periods and $22 and $119 for the nine-month periods ended September 30, 2025, and 2024, respectively, is included as a reduction to net investment income. Tax credits on these investments of $7 and $78 for the three-month periods and $24 and$142 for the nine-month periods ended September 30, 2025, and 2024, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.
Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).
The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude accumulated other comprehensive income, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet and excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of accumulated other comprehensive income, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the contractual term of the derivative. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity.

•
Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both accumulated other comprehensive income and the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on average equity as determined using annualized net earnings and average total shareholders’ equity.